SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 13, 2003
                                                          --------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-13794               13-3818402
           --------                       -------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)         Identification Number)


1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      33-90786               13-3818407
           --------                      --------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     33-90786-01             13-3818405
           --------                     -----------             ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5. Other Events.

     Filed as an exhibit hereto is a News Release, dated March 13, 2003, issued by Trump Hotels & Casino Resorts, Inc.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           News Release, dated March 13, 2003, of Trump Hotels & Casino
               Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TRUMP HOTELS & CASINO RESORTS, INC.

Date:  March 13, 2003           By:  /s/ John P. Burke
                                   _____________________________________________
                                Name:   John P. Burke
                                Title:  Executive Vice President and Corporate
                                        Treasurer


                                TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

                                By: Trump Hotels & Casino Resorts, Inc., its general partner

Date:  March 13, 2003           By: /s/ John P. Burke
                                   _____________________________________________
                                Name:   John P. Burke
                                Title:  Executive Vice President and Corporate
                                        Treasurer


                                TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date:  March 13, 2003           By: /s/ John P. Burke
                                   _____________________________________________
                                Name:   John P. Burke
                                Title:  Executive Vice President and Corporate
                                        Treasurer

                                  EXHIBIT INDEX

Exhibit No.                        Description

99.1  News Release, dated March 13, 2003, of Trump Hotels & Casino Resorts, Inc.